UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CSX held its Annual Meeting on Friday, May 18, 2018. The final voting results for each matter submitted to a shareholder vote at the Annual Meeting are set forth below.

Item 1:	The following thirteen persons were elected to the CSX Board of Directors:

	For	Against	Abstain	Broker Non-Votes	Total
Donna M. Alvarado	635,442,838	25,399,887	1,453,753	111,043,376	773,339,854
John B. Breaux	635,723,578	24,995,877	1,577,023	111,043,376	773,339,854
Pamela L. Carter	644,492,059	16,344,815	1,459,604	111,043,376	773,339,854
James M. Foote	647,193,787	13,624,647	1,478,044	111,043,376	773,339,854
Steven T. Halverson	637,333,328	23,449,417	1,513,733	111,043,376	773,339,854
Paul C. Hilal	642,442,520	18,293,459	1,560,499	111,043,376	773,339,854
Edward J. Kelly, III	631,790,519	28,669,152	1,836,807	111,043,376	773,339,854
John D. McPherson	648,163,188	12,624,259	1,509,031	111,043,376	773,339,854
David M. Moffett	640,438,710	20,348,906	1,508,862	111,043,376	773,339,854
Dennis H. Reilley	641,115,879	19,626,589	1,554,010	111,043,376	773,339,854
Linda H. Riefler	638,723,768	22,075,961	1,496,749	111,043,376	773,339,854
J. Steven Whisler	643,522,829	17,250,624	1,523,025	111,043,376	773,339,854
John J. Zillmer	637,280,796	23,419,976	1,595,706	111,043,376	773,339,854

Item 2:	Shareholders ratified the appointment of Ernst & Young LLP as CSX’s independent registered public accounting firm for 2018, by the votes set forth in the table below:

For	Against	Abstain	Total
756,886,399	14,368,825	2,084,630	773,339,854

Item 3:	Shareholders approved, on an advisory (non-binding) basis, the compensation of CSX’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
515,428,163	143,427,451	3,440,864	111 ,043,376	773,339,854

Item 4:	Shareholders approved the 2018 CSX Employee Stock Purchase Plan, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
651,844,114	8,413,312	2,039,052	111,043,376	773,339,854

No other matters were submitted for shareholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President – Chief Legal Officer & Corporate Secretary

DATE: May 22, 2018